Proprietary © Gentherm 2024 2024 Third Quarter Results October 30, 2024 Exhibit 99.2

Use of Non-GAAP Financial Measures* In addition to the results reported herein in accordance with GAAP, the Company has provided here or may discuss on the related conference call adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”); Adjusted EBITDA margin; adjusted earnings per share (“Adjusted earnings per share” or “Adjusted EPS”); free cash flow; Net Debt; revenue, segment revenue and product revenue excluding foreign currency translation and other specified gains and losses; Automotive Climate and Comfort Solutions revenues; and adjusted operating expenses, each a non-GAAP financial measure. See the Company’s earnings release dated October 30, 2024, for the definitions of each non-GAAP financial measure, information regarding why the Company utilizes such non-GAAP measures as supplemental measures of performance or liquidity, and their limitations, and for certain reconciliations of GAAP to non-GAAP historical financial measures. * See Appendix for certain reconciliations of GAAP to non-GAAP historical financial measures. Proprietary © Gentherm 2024

Forward-Looking Statements Proprietary © Gentherm 2024 Except for historical information contained herein, statements in this presentation are forward-looking statements that are made by Gentherm Incorporated (the “Company”) pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements that address future operating, financial or business performance or strategies or expectations are forward-looking statements. The forward-looking statements included in this presentation are made as of the date specified herein and are based on management's reasonable expectations and beliefs. In making these statements we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its strategies or expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. The forward-looking statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that expressed or implied by such statements. For a discussion of these risks and uncertainties and other factors, please see the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, including “Risk Factors.” In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results.

2024 Priorities Proprietary © Gentherm 2024 4 Laser focused on key priorities to drive operational execution, profitability improvement and innovation Execute on Fit-for-Growth 2.0 initiatives to expand margin Deliver industry leading proprietary innovations such as ClimateSense®, WellSenseTM and ComfortScaleTM 03 Lead the industry with Automotive New Business Awards and execute on unprecedented award backlog

Automotive Highlights 30 Vehicle launches with 11 OEMs Multiple CCS® Launches Proprietary © Gentherm 2024 5 The DEI Employer® Awards, & Reuters D.R.I.V.E. Honours 2024 Empowering Women Award ClimateSense® launch on Cadillac Escalade IQ Record quarterly revenue for pneumatic lumbar and massage solutions Cadillac Escalade IQ Kia K4 BMW 5-Series Skoda Kodiaq Audi A5 Volkswagen Passat Pro Yangwang U9 Volkswagen Magotan

New Automotive Business Awards $600M in awards in 3Q Honda Pilot EV heated interior award Proprietary © Gentherm 2024 6 Continued strong demand for thermal comfort, massage and lumbar solutions CCS® Awards from: Hyundai | Honda | Toyota | Audi Large EV Manufacturer | Great Wall Expanding business with Chinese Domestic OEMs including Leap Motor and Xiaomi’s Mi Auto 13 Steering Wheel Heater Awards, including 8 hands-on-detection enabled awards, including the GM Full Size Truck and Large SUV platforms

First ComfortScale™ Award

GENTHERM


ClimateSense® Software
Multifunction ECU
CCS® Vent
PCS™ Massage
CCS® Heat
PCS™ Lumbar Support
CCI™ Steering Wheel Heat

General Motors: Truck platform including Chevrolet Silverado & GMC Sierra



01

Flexible design provides ability to be foam and seat agnostic, adaptable for all OEMs and Seat Tier 1's

02

Unmatched performance with demonstratable improvement in time to occupant comfort resulting in an enhanced user experience

03

Scalable system from lumbar only to fully contented pneumatic and thermal solutions

04

Easy and quick to integrate design enables running changes

05

Lower cost and complexity reducing seat assembly time for JIT partners

Our patented, fully integrated, modular thermal and pneumatic lumbar and massage solution creates customer value and adds content per vehicle

Proprietary © Gentherm 2024 7

Medical Highlights Proprietary © Gentherm 2024 8 Proprietary © Gentherm 2024 8 Year-over-year revenue growth Quarterly revenue increased 10%, ex-fx Strong growth of flagship Blanketrol continues in the U.S., highlighted by a key win with the U.S. Navy Driving organic revenue growth and improved profitability Strong partner execution in Europe, Middle East & Africa continues to produce growth in the Region

(Dollars in thousands, except per share data) 2024 2023 2024 2023 Product Revenues $ 371,512 $ 366,195 $ 1,103,210 $ 1,102,143   Automotive 358,804 354,782 1,067,444 1,069,007   Medical 12,708 11,413 35,766 33,136 Gross Margin 94,873 86,210 280,327 255,328 Gross Margin % 25.5% 23.5% 25.4% 23.2 % Operating Expenses 62,536 62,469 196,953 209,592 Operating Income 32,337 23,741 83,374 45,736 Adjusted EBITDA 48,103 47,674 141,518 131,562 Adjusted EBITDA Margin 12.9% 13.0% 12.8% 11.9 % Diluted EPS - As Adjusted $ 0.75 $ 0.64 $ 2.03 $ 1.71 Select Income Statement Data Proprietary © Gentherm 2024 9 Three Months Ended September 30 Nine Months Ended September 30

Select Balance Sheet Data September 30, 2024 June 30, 2023 December 31, 2023 December 31, 2022 December 31, 2022 Cash and Cash Equivalents $ 150,581 $ 149,673 Total Assets  1,298,179 1,234,371 Debt 222,314 222,838    Current 210 621    Non-Current 222,104 222,217 Revolving LOC Availability 278,000 278,000 Total Liquidity 428,581 427,673 Proprietary © Gentherm 2024 10 (Dollars in thousands)

Proprietary © Gentherm 2024 11 2024 Guidance As of July 31, 2024 As of October 30, 2024(1) Product Revenues Low end of $1.5B - $1.6B $1.45B – $1.47B Adjusted EBITDA Margin Rate Above mid-point of 12.5% - 13.5% Near mid-point of 12.5% – 13.5% Adjusted Effective Tax Rate 26% - 29% No change Capital Expenditures $65M - $75M No change Based on the current forecast of customer orders, our expectations of near-term conditions, and light vehicle production in our relevant markets decreasing at low to mid single digit rate for full year 2024 versus 2023, and a EUR to USD exchange rate of $1.08/Euro. Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income margin, such as foreign currency gains and losses, we are unable to reasonably estimate net income margin, the GAAP financial measure most directly comparable to Adjusted EBITDA margin. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA margin to net income margin with respect to the guidance provided.

Appendix Proprietary © Gentherm 2024

Proprietary © Gentherm 2024 13 Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin Three Months Ended September 30 2024 2023 2024 2023 Net Income $ 15,965 $ 15,844 $ 49,626 $ 22,256 Add Back:      Income Tax Expense  3,445 6,908 16,531 15,478      Interest Expense, net 4,710 3,368 11,956 9,444      Depreciation and Amortization  12,351 12,516 38,742 38,354 Adjustments:      Restructuring Expenses, net  2,662 1,099 12,342 3,412      Unrealized Currency Loss (Gain)  8,604 (898) 6,251 4,227      Acquisition and Integration Expenses ─ 1,618 ─ 4,730      Non-Automotive Electronics Inventory (Benefit) Charge (2,679) 3,426 (4,451) 5,489 Impairment of Goodwill ─ ─ ─ 19,509     Non-Cash Stock Based Compensation 2,927 3,421 10,334 8,592 Other 118 372 187 71 Adjusted EBITDA  $ 48,103 $ 47,674 $ 141,518 $ 131,562 Product Revenues $ 371,512 $ 366,195 $ 1,103,210 $ 1,102,143 Net Income Margin 4.3% 4.3% 4.5% 2.0 % Adjusted EBITDA Margin 12.9% 13.0% 12.8% 11.9 % Nine Months Ended September 30

Proprietary © Gentherm 2024 14 Reconciliation of Adjusted EPS 2024 2023 2024 2023 Diluted EPS - As Reported $ 0.51 $ 0.48 $ 1.57 $ 0.67 Acquisition and Integration Expenses ─ 0.05 ─ 0.14 Non-Cash Purchase Accounting Impacts 0.05 0.05 0.15 0.17 Unrealized Currency Loss (Gain)  0.27 (0.03) 0.20 0.13 Restructuring Expenses, net 0.08 0.03 0.39 0.10 Non-Automotive Electronics Inventory (Benefit) Charge (0.09) 0.10 (0.14) 0.16 Impairment of Goodwill ─ ─ ─ 0.59 Other ─ (0.01) 0.01 ─ Tax Effect of Above (0.09) (0.05) (0.14) (0.26) Rounding 0.02 ─ (0.01) 0.01 Diluted EPS - As Adjusted $ 0.75 $ 0.64 $ 2.03 $ 1.71 Three Months Ended September 30 Nine Months Ended September 30